UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         DATE OF REPORT (Date of earliest event reported): JUNE 11, 1998

                       FIRST NBC CREDIT CARD MASTER TRUST
                          (Issuer of the Certificates)

                         FIRST NATIONAL BANK OF COMMERCE
             (Exact name of registrant as specified in its charter)


           LOUISIANA                   333-24023               72-0269760
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
          incorporation)                                 Identification Number)



                210 BARONNE STREET, NEW ORLEANS, LOUISIANA 70112
               (Address of principal executive offices - Zip Code)


       Registrant's telephone number, including area code: (504) 623-1371


                                       N/A
                     (Former name, former address and former
                   fiscal year, if changed since last report)

 ITEM 5. OTHER EVENTS.

     On June 12, 1998, BANC ONE CORPORATION ("BANC ONE") and First Commerce Corporation ("FCC") consummated an agreement and plan of merger (the "Merger Agreement") entered into on October 20, 1997, pursuant to which FCC was merged with a wholly-owned subsidiary of BANC ONE (the "Merger"), with FCC as the surviving corporation, and FCC's name was changed to Louisiana Banc One Corporation ("LBO"). LBO is now a wholly-owned subsidiary of BANC ONE. First National Bank of Commerce ("First NBC"), the Transferor and Servicer, is a wholly-owned subsidiary of LBO. The Merger Agreement does not specify any change to the separate existence of the subsidiary banks, including First NBC, upon consummation of the merger, but it is expected that it will ultimately be merged with other banks affiliated with BANC ONE.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         EXHIBIT NO.       DOCUMENT DESCRIPTION

             20.1          Monthly Servicer's Certificate, Series 1997-1
             20.2          Monthly Holders' Statement, Series 1997-1

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST NATIONAL BANK OF COMMERCE
                         (Registrant)



                         By:  /s/ Thomas L. Callicutt, Jr.
                              ----------------------------
                              Thomas L. Callicutt, Jr.
                              First Commerce Corporation
                              Executive Vice President, Controller and
                              Principal Accounting Officer




Date:  June 19, 1998